SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.   20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October  3, 1997
                                                  ---------------------


                                   ACC CORP.
     -------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

              Delaware            0-14567              16-1175232
       --------------------    ---------------      ---------------
  (State or other jurisdiction (Commission           (IRS Employer
         of incorporation)     File Number)        Identification No.)



                 400 WEST AVENUE, ROCHESTER, NEW YORK 14611
      --------------------------------------------------------------
           (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    (716) 987-3000


                            Not Applicable
     --------------------------------------------------------------
      (Former name or former address, if changed since last report)




                  Exhibit Index Appears at Page 4


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ITEM 5.    OTHER EVENTS

           On October 3, 1997, ACC Corp. ("ACC") announced it had adopted a Shareholder Rights Plan pursuant to which preferred stock purchase rights will be distributed to shareholders as a dividend on October 15, 1997, or as soon as reasonably practicable thereafter, at the rate of one Right for each share of Class A Common Stock held of record as of the close of business on October 15, 1997. The Plan was adopted to enable the Board of Directors to protect ACC against any takeover attempt that the Board considers abusive and not in the best interests of shareholders.

           Each Right, when exercisable, will entitle shareholders to buy one one-thousandth of a share of a newly created Series A Preferred Stock of ACC at an exercise price of $150 per Right. Under certain circumstances the Rights would entitle holders thereof to acquire securities of ACC or another person with a market value equal to twice the value of the exercise price. Subject to certain exceptions, the Rights will be exercisable ten days after a person or group (except for certain excluded persons) acquires beneficial ownership of 15% or more of ACC's outstanding Class A Common Stock or commences a tender or exchange offer upon consummation of which such person or group would beneficially own 15% or more of ACC's outstanding Class A Common Stock. The Rights will be redeemable by the Board at any time prior to the time a person or group acquires 15% or more of ACC's outstanding Class A Common Stock and under certain other circumstances at a redemption price of $.01 per Right.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)      Exhibits.

           4.1 Rights Agreement, dated as of October 3, 1997 between ACC Corp. and First Union National Bank, as Rights Agent, which includes as Exhibit A -- Form of Rights Certificate; Exhibit B -- Summary of Rights to Purchase Preferred Stock; and Exhibit C -- Certificate of Designation.

           99.1     Press release dated October 3, 1997.


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                               -3-

                           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ACC Corp.



Dated:   October 3, 1997      By: /s/ Michael R. Daley
                                  _________________________
                                    Michael R. Daley
                                    Chief Financial Officer




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                               -4-

                           EXHIBIT INDEX


                                                Sequentially
                                                Numbered
Exhibit No.            Description              Page
----------- -------------------------------     -------------

4.1         Rights Agreement, dated as of      Incorporated by
            October 3, 1997, between ACC       reference from Exhibit
            Corp. and First Union National     1 to ACC's Registration
            Bank, as Rights Agent, which       Statement on Form 8-A
            includes as Exhibit A -- Form of   dated October 3, 1997.
            Rights Certificate; Exhibit B --
            Summary of Rights to Purchase
            Preferred Stock; and Exhibit C --
            Certificate of Designation.

99.1        Press Release dated October 3,     Filed herewith
            1997.







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